Schedule of Investments
September 30, 2021 (unaudited)

Tactical Income Fund

Security Description	Shares or Principal Amount ($)	Fair Value ($)(1)

Registered Investment Companies (U.S. Fixed Income) - 43.9%

Baird Core Plus Bond Fund - Class I	140,994	1,667,963
Dodge & Cox Income Fund	139,816	1,996,577
DoubleLine Total Return Bond Fund - Class I	224,091	2,352,957
Frost Total Return Bond Fund - Class I	261,635	2,700,074
Guggenheim Total Return Bond Fund - Class I	35,111	1,017,159
iShares 0-5 Year High Yield Corporate Bond ETF (4)	43,927	2,007,464
Lord Abbett High Yield Fund	309,043	2,348,728
PGIM Short-Term Corporate Bond Fund	88,359	999,339
Pioneer Bond Fund - Class K	200,137	2,019,378
Segall Bryant & Hamill Plus Bond Fund - Class I	215,508	2,344,722
SPDR Bloomberg Barclays Short Term High Yield Bond ETF (4)	85,491	2,341,598
Vanguard Short-Term Bond ETF (4)	91,645	7,509,391

Total Registered Investment Companies (U.S. Fixed Income)	(Cost	$28,518,507)	29,305,350

Money Market Registered Investment Companies - 7.6%

Meeder Institutional Prime Money Market Fund, 0.05% (2)		5,039,925	5,040,933

Total Money Market Registered Investment Companies	(Cost	$5,040,377)	5,040,933

U.S. Government Obligations - 48.7%

Government National Mortgage Association, 6.50%, due 7/20/2038		57,224	72,069
U.S. Treasury Bill, 0.03%, due 12/30/2021		32,503,000	32,499,953

Total U.S. Government Obligations	(Cost	$32,561,790)	32,572,022

Total Investments - 100.2%	(Cost	$66,120,674)	66,918,305

Liabilities less Other Assets - (0.2%)			(152,577)

Total Net Assets - 100.0%			66,765,728

Trustee Deferred Compensation (3)

Meeder Balanced Fund - Retail Class		1,191	16,495
Meeder Dynamic Allocation Fund - Retail Class		2,942	43,748
Meeder Muirfield Fund - Retail Class		1,716	15,873
Meeder Conservative Allocation Fund - Retail Class		358	8,753

Total Trustee Deferred Compensation	(Cost	$66,659)	84,869

(1)	Statement on Financial Accounting Standard No. 157 "Fair Value Measurements" - Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

• Level 1 - quoted prices in active markets for identical securities

• Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments (5)
Level 1 - Quoted Prices	$34,346,283	$-
Level 2 - Other Significant Observable Inputs	32,572,022	-
Level 3 - Significant Unobservable Inputs	-	-
Total	$66,918,305	$-

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt instruments and repurchase agreements with a maturity of less than 60 days are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at September 30, 2021.

(3)	Assets of affiliates to the Tactical Income Fund held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

(4)	Exchange-traded fund.

(5)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.